                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------

               Each of the undersigned does hereby appoint CELIA A. COLBERT and KENNETH C. FRAZIER and each of them, severally, his/her true and lawful attorney or attorneys to execute on behalf of the undersigned (whether on behalf of the Company, or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) the Form 10-K Annual Report of Merck & Co., Inc. for the fiscal year ended December 31, 2001 under the Securities Exchange Act of 1934, including amendments thereto and all exhibits and other documents in connection therewith.

               IN WITNESS WHEREOF, this instrument has been duly executed as of the 26th day of February, 2002.

                                                                  MERCK & CO., Inc.


                                                                  By /s/ Raymond V. Gilmartin
                                                                     ---------------------------------
                                                                       Raymond V. Gilmartin
                                                                       (Chairman of the Board, President
                                                                       and Chief Executive Officer)


  /s/ Raymond V. Gilmartin                  Chairman of the Board, President
-------------------------------------       and Chief Executive Officer
        Raymond V. Gilmartin                (Principal Executive Officer; Director)


  /s/ Judy C. Lewent                        Executive Vice President and Chief Financial Officer
-------------------------------------       (Principal Financial Officer)
        Judy C. Lewent

  /s/ Richard C. Henriques, Jr.             Vice President, Controller
-------------------------------------       (Principal Accounting Officer)
        Richard C. Henriques, Jr.

                                    DIRECTORS

  /s/ Lawrence A. Bossidy                         /s/ Heidi G. Miller
-------------------------------------             ---------------------------------------
        Lawrence A. Bossidy                             Heidi G. Miller

  /s/ William G. Bowen                            /s/ Edward M. Scolnick
-------------------------------------             ---------------------------------------
        William G. Bowen                                Edward M. Scolnick

  /s/ Johnnetta B. Cole                           /s/ Thomas E. Shenk
-------------------------------------             ---------------------------------------
        Johnnetta B. Cole                               Thomas E. Shenk

  /s/ Niall FitzGerald
-------------------------------------             ---------------------------------------
        Niall FitzGerald                                Anne M. Tatlock

                                                  /s/ Samuel O. Thier
-------------------------------------             ---------------------------------------
        William B. Harrison, Jr.                        Samuel O. Thier

  /s/ William N. Kelley
-------------------------------------
        William N. Kelley


                  I, Debra A. Bollwage, Assistant Secretary of MERCK & CO., Inc., a Corporation duly organized and existing under the laws of the State of New Jersey, do hereby certify that the following is a true copy of a resolution adopted at a meeting of the Directors of said Corporation held in New York City, New York, on February 26, 2002, duly called in accordance with the provisions of the By-Laws of said Corporation, and at which a quorum of Directors was present:

         "Special Resolution No. 10 - 2002
         -------------------------------

                  RESOLVED, that the proposed form of Form 10-K Annual Report of the Company for the fiscal year ended December 31, 2001 presented to this meeting is hereby approved with such changes as the proper officers of the Company, with the advice of counsel, deem appropriate; and

                  RESOLVED, that each officer and director who may be required to execute the aforesaid Form 10-K Annual Report or any amendments thereto (whether on behalf of the Company or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) is hereby authorized to execute a power of attorney appointing Celia A. Colbert and Kenneth C. Frazier and each of them, severally, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead (in any such capacity) such Form 10-K Annual Report and any and all amendments thereto and any and all exhibits and other documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer or director might or could do in person."

                  IN WITNESS WHEREOF, I have hereunto subscribed my signature and affixed the seal of the Corporation this 18th day of March, 2002.

   [Corporate Seal]                                     /s/ Debra A. Bollwage
                                                     ---------------------------
                                                           Debra A. Bollwage
                                                           Assistant Secretary